ANALYST DAY LAWRENCEBURG, IN DISTILLERY

Certain of the comments made in this presentation and in the question and answer session that follows may contain forward-looking statements in relation to operations, financial condition and operating results of MGP Ingredients, Inc. and such statements involve a number of risks and uncertainties. Forward-looking statements are usually identified by or associated with such words as “intend,” ”plan,” ”believe,” ”estimate,” “expect,” “anticipate,” “hopeful,” “should,” “may,” “will,” “could,” “encouraged,” “opportunities,” “potential,” and/or the negatives or variations of these terms or similar terminology. These statements reflect management’s views as of today and we do not undertake any obligation to update them. We wish to caution you that these statements are only estimates and that actual results may differ materially from those projected in the forward-looking statements. Important factors that could cause actual results to differ materially from our expectations include, among others: (i) disruptions in operations at our Atchison facility, Indiana facility, or at the Illinois Corn Processing, LLC ("ICP") facility, (ii) the availability and cost of grain, flour, and barrels, and fluctuations in energy costs, (iii) the effectiveness of our corn purchasing program to mitigate our exposure to commodity price fluctuations, (iv) the effectiveness or execution of our five-year strategic plan, (v) potential adverse effects to operations and our system of internal controls related to the loss of key management personnel, (vi) the competitive environment and related market conditions, (vii) the ability to effectively pass raw material price increases on to customers, (viii) the positive or adverse impact to our earnings as a result of the ownership of our equity method investment in ICP and the volatility of its operating results, (ix) ICP's access to capital, (x) our limited influence over the ICP joint venture operating decisions, strategies, financial or other decisions (including investments, capital spending and distributions), (xi) our ability to source product from the ICP joint venture or unaffiliated third parties, (xii) our ability to maintain compliance with all applicable loan agreement covenants, (xiii) our ability to realize operating efficiencies, (xiv) actions of governments, (xv) consumer tastes and preferences, and (xvi) the volatility in our earnings resulting from the timing differences between a business interruption and a potential insurance recovery. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in Item 1A Risk Factors of our Annual Report on Form 10-K/A for the period ending December 31, 2015.

• MGP participants: • Gus Griffin, President and CEO; Tom Pigott, Vice President of Finance and CFO; Steve Glaser, Vice President of Production and Engineering; Greg Metze, Master Distiller; David Whitmer, Corporate Director of Quality and Alcohol RD&I; Roger Schmidt, Lawrenceburg General Manager; and Pam Soule, Quality Assurance Lab Manager Schedule: • 10:00 a.m. to 11:30 a.m.: • management presentations and webcast from Gus Griffin, Tom Pigott, and Steve Glaser • 11:30 a.m. to 12:00: • box lunch and Q&A • 12:00 p.m. to 1:15 p.m.: • tour of Lawrenceburg distillery • 1:15 p.m. to 2:00 p.m.: • product tasting and discussion • A reminder: we ask your cooperation in not taking any photographs or videos in the facility for security reasons.

• Founded in 1941 by Cloud L. Cray, Sr. • Headquartered in Atchison, Kansas • 300 employees • Leading supplier of premium bourbon, whiskey, distilled gin, and vodka • Largest U.S. supplier of rye whiskey • Largest U.S. supplier of distilled gin • Largest U.S. supplier of specialty wheat proteins and starches • Total shareholder return (12 mos. ended 3/21/15) = 49%

LAWRENCEBURG, IN DISTILLERY • Distilling & Aging • Wide Range of Whiskeys • Standard & Custom Mash Bills • Gins • Grain Neutral Spirits/Vodka • R&D Lab ATCHISON PROTEIN & STARCH • Specialty Wheat Proteins & Starches • Textured Proteins ATCHISON, KS DISTILLERY • High Quality, Efficient Production • Grain Neutral Spirits/Vodka • Gins • Industrial RESEARCH & DEVELOPMENT • Extensive R&D Resources

BOURBON • Category: • 20.4MM Cases • 6% 5 Year CAGR • MGP Estimated Share = 9% CRAFT • Category: • +750 Distilleries GIN • Category: • 9.9MM Cases • (2)% 5 Year CAGR • MGP Estimated Share = 35% RYE WHISKEY • Category: • 671K Cases • 41% 5 Year CAGR • MGP Estimated Share = 70% Notes: - Category data reflects total U.S. shipments per DISCUS - Bourbon category includes Bourbon, Tennessee Whiskey, and Rye - MGP share based on internal management estimates VODKA • Category: • 68.2MM Cases • 3% 5 Year CAGR • MGP Estimated Share = 25%

• Stealing share from beer Distilled spirits have gained market share from beer every year since 2010, growing +20 million cases over that period. • Regaining share from white goods Bourbon has out performed the industry over the past 5 years, regaining 1 share point during that period. However, Bourbon is still only slightly more that half its 1970 volume. • Premiumization Consumers are trading up across all categories, with high end and super premium brands out performing their categories. Note: data is sourced from Impact

HIGH PROTEIN • Category (N. Amer.) = $16B • 9% projected 5 year CAGR HIGH FIBER • Category (N. Amer.) = $1.3B • 13% projected 5 year CAGR PLANT BASED PROTEINS • Category (N. Amer.) = $0.6B • 4% projected 5 year CAGR NON-GMO • Category (N. Amer.) = $0.8B • 5% projected 5 year CAGR 37% of Americans are interested in G.M.O.-free products. Source: Mintel “MGP Ingredients offers specialty proteins and starches derived from non-bioengineered wheat.” Note: 2014 data based on internal company estimates

Secure our future by consistently delivering superior financial results by more fully participating in all levels of the alcohol and food ingredients segments for the betterment of our shareholders, employees, partners, consumers, and communities.

• Supplying all tiers of the beverage alcohol market • Large multinationals • Bottlers and rectifiers • Craft • Supporting changing consumer tastes • Share shift from beer to spirits • Share shift from white goods to whiskey • Growth of rye • Premiumization

• Product Mix Optimization in Food Grade Alcohol Food Grade Alcohol Products MGP Branded Product Whiskey: Aged Whiskey: New Distillate White Goods: Gin White Goods: Vodka Industrial Alcohol M a r g i n s

“The growth in this [meat substitutes] market is propelled by continuous growth in the vegetarian food industry and the increasing health concerns of consumers.” SOURCE LINK “Whatever the science says, many consumers have made up their minds: no genetic tinkering with their food,”* SOURCE LINK • Focus on MGP proprietary protein and starch products • Focusing on large branded players • Leveraging macro trends • High fiber • High protein • Non GMO • Plant based proteins

• Brand: Metze’s Select • Concept: Limited Edition – Ultra Premium • Product: Indiana Straight Bourbon Whiskey • USP: Showcasing MGP’s range of expertise and strengthening our reputation with trade and consumers • Received an “Outstanding!” rating by Whisky Advocate It’s a more delicate bourbon, light and sweet with notes of citrus and caramel. It’s a great, sippable spirit, and the best of what Indiana may have to offer. – G. Clay Whittaker, Men’s Journal Old school spicy nose, almost archetypal scents of sweet teaberry, cinnamon, and spearmint hard candy, with a firm, warm alcohol backing...I’d marry it. - Lew Bryson, Whisky Advocate “ “

• Brand: Till American Wheat Vodka • Concept: Till Vodka. Pride Distilled. • Product: Wheat Vodka, using wheat only from Kansas farms • USP: A vodka based on values, rather than status or production process. A brand that represents timeless and aspiration values, and tied to the region that embodies them. Kansas is synonymous with wheat.